                                                                    Exhibit 99-B

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned, being the Chief Financial Officer of National Steel Corporation (the "Company"), hereby certifies pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Company's Form 10-Q for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         Executed as of this 14th day of November 2002.

                                      /s/  Kirk A. Sobecki
                               -------------------------------------------------
                               Kirk A. Sobecki
                               Senior Vice President and Chief Financial Officer

This Certification accompanies the Report pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of (S) 18 of the Securities Exchange Act of 1934, as amended.